UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2015

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 14, 2015.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 2, 2015:

1.            The election of eleven directors to terms expiring at the 2016 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Melody C. Barnes	280,654,898	203,356	226,795	21,999,573
Debra A. Cafaro	266,625,228	3,909,929	10,549,892	21,999,573
Douglas Crocker II	278,864,910	1,960,360	259,509	21,999,573
Ronald G. Geary	278,701,951	2,135,931	247,167	21,999,573
Jay M. Gellert	279,162,015	1,689,595	233,439	21,999,573
Richard I. Gilchrist	280,375,243	475,456	234,350	21,999,573
Matthew J. Lustig	278,048,035	2,723,681	313,333	21,999,573
Douglas M. Pasquale	246,213,811	34,614,563	256,675	21,999,573
Robert D. Reed	280,525,565	310,210	249,274	21,999,573
Glenn J. Rufrano	280,657,750	180,306	246,993	21,999,573
James D. Shelton	269,897,479	10,938,911	248,659	21,999,573

2.         The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2015.

For	Against	Abstain	Broker Non-Votes
302,614,886	206,911	262,825	—

3.        The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
266,613,430	13,395,478	1,076,141	21,999,573
Item 8.01.	Other Events.

On May 14, 2015, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.79 per share, payable in cash on June 30, 2015 to stockholders of record on June 5, 2015.  The dividend is the second quarterly installment of the Company’s 2015 annual dividend.

A copy of the press release issued by the Company on May 14, 2015 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:
Exhibit Number	Description
99.1	Press release issued by the Company on May 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	May 15, 2015	By:	/s/ Kristen M. Benson
Kristen M. Benson
Senior Vice President, Associate
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on May 14, 2015.